                                                                 EXHIBIT 10.28.4

                           NONCOMPETITION AGREEMENT
                           ------------------------

          This NONCOMPETITION AGREEMENT (this "AGREEMENT) is entered into among Virtual Mortgage Network, Inc. ("BUYER") Sutter Mortgage Corporation, a California corporation (the "COMPANY") and Arthur H. Sutter (the "SHAREHOLDER") as of December 19, 1997. Terms used herein and not otherwise defined shall have the meaning assigned to them in the First Amended and Restated Stock Purchase Agreement dated as of June 6, 1997 by and among the Buyer, the Company and the Shareholder (the "STOCK PURCHASE AGREEMENT").

          WHEREAS, Buyer, the Company and the Shareholder have entered into the Stock Purchase Agreement pursuant to which Buyer is acquiring all of the outstanding capital stock of the Company; and

          WHEREAS, the Shareholder owns 100% of the outstanding capital stock of the Company; and

          WHEREAS, the Company is engaged in the residential mortgage banking business (the "BUSINESS"); and

          WHEREAS, as an inducement for Buyer to enter into the Stock Purchase Agreement and to purchase all of the issued and outstanding stock of the Company, the Shareholder has agreed to enter into this Agreement;

          NOW, THEREFORE, pursuant to the Stock Purchase Agreement and in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1.   AGREEMENT NOT TO COMPETE.  The parties acknowledge that the
               ------------------------
Shareholder has acquired much knowledge and information concerning the Business and that the Business is very competitive. Moreover, the parties acknowledge that the Company is presently doing business throughout California and in the States listed on Schedule A attached hereto. Accordingly, the Shareholder agrees that he will not, for a period of four years from the date hereof, be engaged in any way with a competing business within California or any of the jurisdictions listed on Schedule A hereto.

          The undersigned shall "be engaged in any way with a competing business" if as a shareholder, proprietor, partner, trustee, consultant, employee, director, officer, lender, investor or otherwise he is participating in the operation or management or control of a competing business. A "competing business" is a person, firm or corporation which performs or sells competitive services or sells competitive products. "Competitive services" are services competitive with those
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services performed by the Company in the conduct of its business on the date hereof and as may be performed by the Company or any of its subsidiaries or associates at any time after the date hereof. "Competitive products" are products competitive with those products produced by the Company in the conduct of its business on the date hereof and as may be produced by the Company or its subsidiaries or associates at any time after the date hereof. "Within" a state, territory, jurisdiction or country includes the sale or distribution to a person in or within, or for resale within, said state, territory, jurisdiction or country even if the service is performed in another state or the product sold or distributed is sold from another place.

          2.   PERMITTED ACTIVITIES.  Nothing contained herein shall limit the
               --------------------
right of the Shareholder to conduct or in any way own, operate or otherwise be associated with a commercial mortgage banking business, or as an investor, to hold and make investments in securities of any corporation or limited partnership that is registered on a national securities exchange or admitted to trading privileges thereon or actively traded in a generally recognized over-the-counter market, provided the Shareholder's equity interest therein does not exceed 5% of the outstanding shares or interests in such corporation or partnership.

          3.   RESTRICTIONS ON SOLICITING EMPLOYEES.  In addition, to protect
               ------------------------------------
Buyer and the Company against any efforts by the Shareholder to cause employees of the Company to terminate their employment, the Shareholder agrees that for a period of four years following the date hereof, the Shareholder will not directly or indirectly (i) induce any employee of the Company to leave the Company or to accept any other employment or position, or (ii) assist any other entity in hiring any such employee. Nothing herein shall authorize the Shareholder to solicit employees in violation of any applicable law.

          4.   SPECIAL REMEDIES AND ENFORCEMENT.  The Shareholder recognizes and
               --------------------------------
agrees that a breach by the Shareholder of any of the covenants set forth in this Agreement could cause irreparable harm to Buyer and the Company, that the remedies at law in the event of such breach would be inadequate, and that, accordingly, in the event of such breach a restraining order or injunction or both may be issued against the Shareholder without any requirement that Buyer or the Company post any bond or security, in addition to any other rights and remedies which are available to Buyer or the Company.

          5.   SEVERABILITY.  The parties intend that all of the covenants
               ------------
contained herein shall be deemed to be separate covenants as to each state, territory, jurisdiction and country and that if in any judicial proceeding a court shall refuse to enforce all of the separate covenants included herein because, taken together, they cover too extensive a geographic area or

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because any one includes too large an area or because they cover too long a period of time or because they cover too broad a range of activities, the parties intend that those of such covenants shall be reduced in scope to the extent required by law, or, if necessary, eliminated from the provisions hereof, and that all remaining covenants hereof not so affected shall remain fully effective and enforceable.

          6.   GOVERNING LAW.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California.

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

          IN WITNESS WHEREOF, the parties hereto have executed this Noncompetition Agreement as of the day and year first written above.



                                        The "SHAREHOLDER"


                                         /s/ Arthur H. Sutter
                                        ---------------------------------
                                        Arthur H. Sutter




                                        "COMPANY"

                                        SUTTER MORTGAGE CORPORATION

                                        By: /s/ Arthur H. Sutter
                                           ------------------------------
                                        Name:  Arthur H. Sutter
                                             ----------------------------
                                        Title: Chairman
                                              ---------------------------




                                        "BUYER"

                                        VIRTUAL MORTGAGE NETWORK, INC.


                                        By: /s/ Michael A. Barron
                                           ------------------------------
                                        Name:   Michael A. Barron
                                             ----------------------------
                                        Title:  Chief Executive Officer
                                              ---------------------------

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

                                  SCHEDULE A
                                  ----------

             ALASKA
             ARIZONA
             COLORADO
             FLORIDA
             IDAHO
             ILLINOIS
             MINNESOTA
             NEW JERSEY
             NEVADA
             NEW MEXICO
             OREGON
             TEXAS
             UTAH
             VIRGINIA


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